                               HIGHBRIDGE FUNDS

                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND
                       (SELECT CLASS, CLASS A AND CLASS C)
                          (A SERIES OF JPMORGAN TRUST I)

                        SUPPLEMENT DATED JANUARY 13, 2006
        TO THE SELECT CLASS AND CLASS A AND CLASS C SHARES PROSPECTUSES
                              DATED JANUARY 3, 2006

CHANGES TO SELECT CLASS SHARES PROSPECTUS: The following is added before the last bullet point under "Purchasing Fund Shares -- Who can buy shares?"

   - Effective January 13, 2006, Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

      - JPMorgan Funds.

      - JPMorgan Chase and its subsidiaries and affiliates.

      See "How do I open an account?"

      The following is added as the second paragraph under "How do I open an account?"

      Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $10,000 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

CHANGES TO CLASS A AND CLASS C SHARES PROSPECTUS: The following replaces the second sentence of the first paragraph under the section entitled "Can I automatically invest on a systematic basis?"

      You may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular monthly investments of at least $1,000.

                                                                  SUP-HSMN-106

The following replaces paragraph 3 under the section entitled "Waiver of the Class A Sales Charge"

   3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

           - JPMorgan Funds.

           - JPMorgan Chase and its subsidiaries and affiliates.

      Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $10,000 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund's other share classes.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE